Prospectus

April 30, 2001

Waddell & Reed Advisors Small Cap Fund, Inc.

The Securities and Exchange Commission has not approved
or disapproved the Fund's securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

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WADDELL & REED
Financial Services(R)
Investing. With a plan.

Contents
    3    An Overview of the Fund
    9    The Investment Principles of the Fund
    11   Your Account
    32   The Management of the Fund
    34   Financial Highlights

AN OVERVIEW OF THE FUND

GOAL

Waddell & Reed Advisors
Small Cap Fund, Inc.
(formerly United Small Cap Fund, Inc.(SM)) seeks growth of capital.

Principal Strategies

Small Cap Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc.
Small Cap Category (small cap stocks). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors relating to a company, such as:

* aggressive or creative management

* technological or specialized expertise

* new or unique products or services

* entry into new or emerging industries

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of the Small Cap
Fund. These include:

*   the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*   the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries

*   adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*   WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

*   products offered may fail to sell as anticipated

*   a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry

*   the company may never achieve profitability

*   economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Small Cap Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Small Cap Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for the period shown compare with those of a broad measure of market performance and a peer group average.

*   The bar chart presents the average annual total returns for Class A and shows the performance for the past calendar year.

*   The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

*   The performance table shows average annual total returns for each class and compares them to the market indicators listed.

*   The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

As of December 31 each year (%)

          '00
         2.86%

In the period shown in the chart, the highest quarterly return was 17.37% (the first quarter of 2000) and the lowest quarterly return was -8.43% (the fourth quarter of 2000). The Class A return for the year through March 31, 2001 was
-9.82%.

Average Annual Total Returns

as of December 31, 2000 (%)                      1 Year     Life of Class(1)

Class A Shares of
Small Cap Fund                                   -3.05%          15.60%

Russell 2000 Growth Index                       -22.36%           0.84%

Lipper Small-Cap Growth
Funds Universe Average                           -4.95%          20.86%

Class B Shares of
Small Cap Fund                                   -1.99%          16.97%

Russell 2000 Growth Index                       -22.36%           0.84%

Lipper Small-Cap Growth
Funds Universe Average                           -4.95%          20.86%

Class C Shares of
Small Cap Fund                                    1.95%          20.20%

Russell 2000 Growth Index                       -22.36%           0.84%

Lipper Small-Cap Growth
Funds Universe Average                           -4.95%          20.86%

Class Y Shares of
Small Cap Fund                                    3.33%          21.85%

Russell 2000 Growth Index                       -22.36%           0.84%

Lipper Small-Cap Growth
Funds Universe Average                           -4.95%          20.86%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

(1)Since October 4, 1999 for each Class. Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance for each Class is calculated from October 31, 1999.

FEES AND EXPENSES

Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from      Class A      Class B     Class C      Class Y
your investment)               Shares       Shares      Shares       Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)              5.75%         None        None         None

Maximum Deferred
Sales Charge (Load)(1)
(as a percentage of lesser
of amount invested or
redemption value)             None(2)           5%          1%         None

Annual Fund Operating Expenses(3)

(expenses that are            Class A      Class B     Class C      Class Y
deducted from Fund assets)     Shares       Shares      Shares       Shares

Management Fees                 0.85%        0.85%       0.85%        0.85%

Distribution and Service
(12b-1) Fees                    0.25%        1.00%       1.00%         None

Other Expenses                  0.54%        0.89%       0.69%        0.34%

Total Annual Fund
Operating Expenses              1.64%        2.74%       2.54%        1.19%

(1)The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
   Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

(2)A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

(3)Other Expenses and Total Annual Fund Operating Expenses have been restated
   to reflect the change in accounting services fees and shareholder servicing fees effective September 1, 2000; otherwise, expense ratios are based on other Fund-level expenses of the Fund for the fiscal year ended June 30,
   2000. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                                1 Year         3 Years

Class A Shares                                     $732          $1,063

Class B Shares                                     $677          $1,151

Class C Shares                                     $257          $  790

Class Y Shares                                     $121          $  377

If shares are not redeemed
at end of period:                                1 Year         3 Years

Class A Shares                                     $732          $1,063

Class B Shares                                     $277          $  851

Class C Shares                                     $257          $  790

Class Y Shares                                     $121          $  377

THE INVESTMENT PRINCIPLES OF THE FUND

Investment Goals, Principal Strategies and Other Investments

Waddell & Reed Advisors Small Cap Fund

The goal of the Fund is growth of capital. The Fund seeks to achieve its goal by investing primarily in small cap common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. There is no guarantee that the
Fund will achieve its goal.

The Fund will, under normal market conditions, invest at least 65% of its total assets in small cap stocks. In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may also buy foreign securities, however, it may not invest more than 10%
of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the
Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.

All Funds

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its Statement of
Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to equity risk and other market risk, financial risk and, in some cases, prepayment risk.

o   Market risk is the possibility of a change in the price of the security.
    The prices of common stocks and other equity securities generally fluctuate more than those of other investments. The Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease.
    Because of market risk, the share price of a Fund will likely change as well.

o   Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

o   Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies (such as foreign securities, junk bonds and derivative instruments) involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds.
Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news.
Performance will also depend on WRIMCO's skill in selecting investments.

Your Account

Choosing a Share Class

Each Fund offers four classes of shares: Class A, Class B, Class C and
Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A                   Class B                      Class C
Initial sales charge     No initial sales charge      No initial sales charge
No deferred sales        Deferred sales charge on     A 1% deferred sales
Charge(1)                shares you sell within six   charge on shares you
                         years after purchase         sell within twelve
                                                      months after purchase

Maximum distribution     Maximum distribution         Maximum distribution
and service (12b-1)      and service (12b-1) fees     and service (12b-1)
fees  of 0.25%           of 1.00%                     fees  of 1.00%

For an investment of     Converts to Class A          Does not convert to
$2 million or more,      shares 8 years after the     Class A shares, so
only Class A shares      month in which the           annual expenses do
are available            shares were purchased,       not decrease
                         thus reducing future
                         annual expenses

                         For an investment of $300,000
                         or more, your financial advisor
                         typically will recommend
                         purchase of Class A shares due
                         to a reduced sales charge and
                         lower annual expenses

(1) A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to
Rule 12b-1 under the Investment Company Act of 1940, as amended, for each of its Class A, Class B and Class C shares. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc. a fee of up to 0.25% of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc.
for the amounts it spends for distributing the Fund's Class A shares, providing service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each
Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell
& Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate
Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below.
Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or
Class C shares and typically higher than those for Class Y shares.

Size of Purchase

                                                  Sales Charge  Reallowance
                                                  as Approx.    to Dealers
                                 Sales Charge     Percent of    as Percent
                                as Percent of       Amount     of Offering
                                Offering Price     Invested       Price

Under $100,000                        5.75%           6.10%         5.00%
$100,000 to less than $200,000        4.75            4.99          4.00
$200,000 to less than $300,000        3.50            3.63          2.80
$300,000 to less than $500,000        2.50            2.56          2.00
$500,000 to less than $1,000,000      1.50            1.52          1.20
$1,000,000 to less than $2,000,000    1.00            1.01          0.75
$2,000,000 and over                   0.00(1)         0.00(1)       0.50

(1)No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments a Fund may impose a CDSC of
   1.00% on certain redemptions made within twelve months of the purchase. The
   CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed, Inc. and its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers.
Waddell & Reed, Inc. may also provide compensation from its own resources to securities dealers with respect to shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

o   Combining additional purchases of Class A shares of any of the funds in the
    Waddell & Reed Advisors Funds and/or the W&R Funds, Inc. except shares of
    Waddell & Reed Advisors Cash Management, Waddell & Reed Advisors Municipal
    Money Market Fund or Class A shares of W&R Funds Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid
    (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A shares already held (Rights of Accumulation)

o   Grouping all purchases of Class A shares, except shares of Waddell & Reed
    Advisors Cash Management, Waddell & Reed Advisors Municipal Money Market
    Fund or W&R Funds Money Market Fund, made during a thirteen-month period
    (Letter of Intent)

o   Grouping purchases by certain related persons

Additional information and applicable forms are available from your financial advisor.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

o  The Directors and officers of the Fund or of any affiliated entity of
   Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals

o  Until December 31, 2001, clients of Legend Equities Corporation (Legend) if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors or W&R Funds,
   Inc. and the purchase is made within 60 days of such redemption

o  Retirement plan accounts held in the Waddell & Reed Advisors Retirement
   Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs

o  Direct Rollovers from the Waddell & Reed Advisors Retirement Plan

o  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records

o  Certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of Waddell & Reed
   Advisors Funds, Inc. Accumulative Fund

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B or Class C shares or certain Class A shares and paid to Waddell & Reed, Inc. (the Distributor), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or
Class C shares or with Class A investments of $2 million or more at NAV.
The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the CDSC period. For Class B, the date of redemption is measured in calendar months from the month of purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of
$1,027, absent different instructions.

Class B shares are not subject to an initial sales charge when you buy them.
However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual
12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class
A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.

    Contingent Deferred Sales Charge
      on Shares Sold Within Year          As a % of Amount Subject to Charge
                  1                                      5.0%
                  2                                      4.0%
                  3                                      3.0%
                  4                                      3.0%
                  5                                      2.0%
                  6                                      1.0%
                  7+                                     0.0%

In the table, a year is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on December 15, 2000, then redeems all Class B shares on December 12, 2001, the shareholder will pay a
CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

The CDSC will not apply in the following circumstances:

o   redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o   redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o   redemptions of shares purchased by current or retired Directors of the
    Fund, and Directors of affiliated companies, current or retired officers or employees of the Fund, WRIMCO, Waddell & Reed, Inc. or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.

o  redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o   redemptions the proceeds of which are reinvested within 45 days in shares of the same class of the Fund as that redeemed.

o   the exercise of certain exchange privileges.

o   redemptions effected pursuant to each Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than
    $500.

o   redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of a Fund acquired pursuant to such reorganization.

o   for Class C shares of Waddell & Reed Advisors Funds, Inc. Accumulative
    Fund, redemptions made by shareholders that have purchased shares of this
    Fund through certain group plans that have selling agreements with Waddell
    & Reed, Inc. and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed, Inc. provide administrative or recordkeeping services.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

o   participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k)
    plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records

o   banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records

o   government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more

o   certain retirement plans and trusts for employees and financial advisors of
    Waddell & Reed, Inc. and its affiliates

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

o   Individual Retirement Accounts (IRAs) allow certain individuals under age
    70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an individual and his or her spouse is
    $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the tax year.

o   IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o   Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per tax year. The maximum annual contribution for an individual and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

o   Education IRAs are established for the benefit of a minor, with nondeductible contributions up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o   Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a profit sharing plan, but with fewer administrative requirements.

o   Savings Incentive Match Plans for Employees (SIMPLE Plans) can be
    established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

o   Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

o   Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o   403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.

o   457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of
Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the
Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed, Inc. and its financial advisors or through advisors of Legend. Waddell & Reed Advisors Funds
Accumulative Fund may also be purchased through non-affiliated third parties that have selling agreements with Waddell & Reed, Inc. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell &
Reed, Inc. Mail the check, along with your completed application, to:

     Waddell & Reed, Inc.
     P. O. Box 29217
     Shawnee Mission, Kansas
     66201-9217

To purchase Class Y shares (and Class A shares of Cash Management and Class A shares of Municipal Money Market Fund) by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to
Waddell & Reed, Inc., at the above address, or fax it to 800-532-2784.
Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive
Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-
dealers, banks and other third parties, some of which may charge you a fee.
These firms may have additional requirements regarding the purchase of Class Y shares.

The price to buy a Fund share is its offering price, which is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.

In the calculation of a Fund's NAV:

o   The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o   Bonds are generally valued according to prices quoted by an independent pricing service.

o   Short-term debt securities are valued at amortized cost, which approximates market value.

o   Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

Each Fund is open for business each day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

The Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed.
Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's
Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o   All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

o   If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o   The Funds do not issue certificates representing Class B, Class C or
    Class Y shares. Small Cap Fund does not issue certificates representing any class of shares.

o   If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

When you sign your account application, you will be asked to certify that your
Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the
Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account                                          $500 (per Fund)

For certain exchanges                                       $100 (per Fund)

For certain retirement accounts and accounts
opened with Automatic Investment Service                     $50 (per Fund)

For certain retirement accounts and accounts opened
through payroll deductions for or by employees of
WRIMCO, Waddell & Reed, Inc. and their affiliates            $25 (per Fund)

To Add to an Account                                             Any amount

For certain exchanges                                       $100 (per Fund)

For Automatic Investment Service                             $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority                            $10 million
or for a corporation                           (within first twelve months)

For other investors                                              Any amount

To Add to an Account                                             Any amount

Adding to Your Account

Subject to the minimums described under Minimum Investments, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

o   the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o   a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB
Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number
9800007978, Special Account for Exclusive Benefit of Customers FBO Customer
Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling
(redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund)
is the NAV per share of that Fund class, subject to any CDSC applicable to
Class A, Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

o   the name on the account registration

o   the Fund's name

o   the Fund account number

o   the dollar amount or number, and the class, of shares to be redeemed

o   any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

    Waddell & Reed Services Company
    P. O. Box 29217
    Shawnee Mission, Kansas
    66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax:  If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next
NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

o   If more than one person owns the shares, each owner must sign the written request.

o   If you hold a certificate, it must be properly endorsed and sent to the
    Fund.

o   If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o   Redemptions may be suspended or payment dates postponed on days when the
    NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

o   Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when a Fund's Board of
    Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

o   If you purchased shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable Class subject to any applicable CDSC next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

Special Requirements for Selling Shares

Account Type             Special Requirements

Individual or            The written instructions must be signed by all persons
Joint Tenant             required to sign for transactions, exactly as their
                         names appear on the account.

Sole Proprietorship      The written instructions must be signed by the
                         individual owner of the business.

UGMA, UTMA               The custodian must sign the written instructions
                         indicating capacity as custodian.

Retirement Account       The written instructions must be signed by a properly
                         authorized person.

Trust                    The trustee must sign the written instructions
                         indicating capacity as trustee. If the trustee's name
                         is not in the account registration, provide a currently
                         certified copy of the trust document.

Business or Organization At least one person authorized by corporate resolution to act on the account must sign the
                         written instructions.

Conservator, Guardian    The written instructions must be signed by the person
or Other Fiduciary       properly authorized by court order to act in the
                         particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

o    a redemption request made by a corporation, partnership or fiduciary;

o    a redemption request made by someone other than the owner of record; or

o    the check is made payable to someone other than the owner of record.

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if their aggregate NAV is less than $500. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest.
The reinvested amounts must be received by the Fund within 45 days after the date of your redemption. You may do this only once with Class A shares of a
Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or
Class C shares of a Fund which are redeemed and then reinvested in Class A,
Class B or Class C shares of the Fund within 45 days after such redemption.
The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund.

Payments of principal and interest on loans made pursuant to a 401(a)
qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Waddell &
Reed Advisors Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each
Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service.
Additionally, a toll-free call, 888-WADDELL, connects you to a Client Services
Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site,
www.waddell.com, to:

o   Obtain information about your accounts

o   Obtain price information about other funds in the Waddell & Reed Advisors
    Funds and W&R Funds, Inc.

o   Obtain a Fund's current prospectus

o   Request duplicate statements

Reports

Statements and reports sent to you include the following:

o   confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o   year-to-date statements (quarterly)

o   annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client
Services if you need additional copies of annual or semiannual reports or account information.

Exchanges

You may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or in W&R Funds, Inc. without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares or
Class A shares to which the CDSC would otherwise apply, the time period for the deferred sales charge will continue to run. In addition, exchanging Class
Y shareholders in the Waddell & Reed Advisors Funds may buy Class A shares of
Waddell & Reed Advisors Cash Management or Class A shares of Waddell & Reed
Advisors Municipal Money Market Fund.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Class A, Class B and Class C Shareholders

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account

                       Minimum Amount         Minimum Frequency
                      $25 (per Fund)              Monthly

Funds Plus Service

To move money from Waddell & Reed Advisors Cash Management or Waddell & Reed
Advisors Municipal Money Market Fund to a Fund whether in the same or a different account in the same class

                       Minimum Amount         Minimum Frequency
                     $100 (per Fund)               Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times:
Accumulative Fund, International Growth Fund, Science and Technology Fund and
Vanguard Fund, semiannually in June and December; and New Concepts Fund and
Small Cap Fund, annually in December. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:

1.  Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.  Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 20% for noncorporate shareholders.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc. generally will have similar tax consequences. However, special rules apply when you dispose of a
Fund's Class A shares through a redemption or exchange within 90 days after your purchase and then reacquire Class A shares of that Fund or acquire Class
A shares of another fund in the Waddell & Reed Advisors Funds or W&R Funds,
Inc. without paying a sales charge due to the 45 day reinvestment privilege or exchange privilege. See Your Account-Selling Shares. In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class)
at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold 31% of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends paid by each Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

The Fund is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the
Waddell & Reed Advisors Funds, W&R Funds, Inc. and W&R Target Funds, Inc.
since the inception of each company. WRIMCO is located at 6300 Lamar Avenue,
P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of the Small Cap Fund. Mr. Seferovich has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of additional investment companies for which WRIMCO serves as investment manager. Mr.
Seferovich has served as the portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March
1998, Mr. Seferovich was Vice President of, and a portfolio manager for,
Waddell & Reed Asset Management Company, a former affiliate of WRIMCO.

Mr. Sarris has held his Fund responsibilities since the inception of the Fund.
He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice
President of additional investment companies for which WRIMCO serves as investment manager. Mr. Sarris served as an investment analyst with WRIMCO and its predecessor from October 1991 to January 1996. From January 1996 to May
1998, Mr. Sarris served as an assistant portfolio manager for WRIMCO, and since
May 1998, he has served as a portfolio manager. Mr. Sarris has been an employee of WRIMCO and its predecessor since October 1991.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations.
Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

for Small Cap Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal period ended
June 30, 2000 were 0.62%;

WRIMCO has voluntarily agreed to waive its management fee for any day that a
Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single
Fund share. Total return shows how much your investment would have increased
(or decreased) during each period, assuming reinvestment of all dividends and distributions.

Small Cap Fund

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the period ended June 30, 2000 and the six months ended December 31, 2000, are included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                                                                For the
                                               For the     period from
                                            six months         10/4/99(1)
                                                 ended         through
                                              12/31/00         6/30/00

Class A Per-Share Data

Net asset value, beginning of period              $14.68           $10.00

Income (loss) from investment operations:

  Net investment income                             0.04             0.09

  Net realized and unrealized gain (loss)
   on investments                                  (2.05)            4.62

Total from investment operations                   (2.01)            4.71

Less distributions:

  From net investment income                       (0.08)           (0.03)

  From capital gains                               (0.67)           (0.00)(2)

Total distributions                                (0.75)           (0.03)

Net asset value, end of period                    $11.92           $14.68

Class A Ratios/Supplemental Data

Total return(3)                                    -13.67%          47.19%

Net assets, end of period (in millions)             $307             $287

Ratio of expenses to average net assets              1.60%(4)        1.61%(4)

Ratio of net investment income to average
 net assets                                          0.84%(4)        1.22%(4)

Portfolio turnover rate                             14.79%          36.81%

(1) Commencement of operations.

(2) A capital gain distribution of $0.0033 was paid to shareholders during this period.

(3) Total return calculated without taking into account the sales load deducted on an initial purchase.

(4) Annualized.

Small Cap Fund

For a Class B share outstanding throughout each period:

                                                                  For the
                                                   For the     period from
                                                 six months     10/4/99(1)
                                                    ended        through
                                                  12/31/00       6/30/00

Class B Per-Share Data

Net asset value, beginning of period                $14.58         $10.00

Income (loss) from investment operations:

  Net investment income (loss)                       (0.01)          0.02

  Net realized and unrealized gain (loss)
   on investments                                    (2.05)          4.58

Total from investment operations                     (2.06)          4.60

Less distributions:

  From net investment income                         (0.00)         (0.02)

  From capital gains                                 (0.67)         (0.00)(2)

Total distributions                                  (0.67)         (0.02)

Net asset value, end of period                      $11.85         $14.58

Class B Ratios/Supplemental Data

Total return                                        -14.06%         46.07%

Net assets, end of period (in millions)                $38            $32

Ratio of expenses to average net assets            2.64%(3)      2.72%(3)

Ratio of net investment income (loss) to
 average net assets                                  -0.19%(3)       0.08%(3)

Portfolio turnover rate                              14.79%         36.81%

(1) Commencement of operations.

(2) A capital gain distribution of $0.0033 was paid to shareholders during this period.

(3) Annualized.

Small Cap Fund

For a Class C share outstanding throughout each period:

                                                                   For the
                                                   For the      period from
                                                 six months     10/4/99(1)
                                                    ended         through
                                                  12/31/00        6/30/00

Class C Per-Share Data

Net asset value, beginning of period                $14.60         $10.00

Income (loss) from investment operations:

  Net investment income (loss)                       (0.01)          0.03

  Net realized and unrealized gain (loss)
   on investments                                    (2.04)          4.59

Total from investment operations                     (2.05)          4.62

Less distributions:

  From net investment income                         (0.00)         (0.02)

  From capital gains                                 (0.67)         (0.00)(2)

Total distributions                                  (0.67)         (0.02)

Net asset value, end of period                      $11.88         $14.60

Class C Ratios/Supplemental Data

Total return                                        -14.05%         46.27%

Net assets, end of period (in millions)                $12            $10

Ratio of expenses to average net assets               2.51%(3)       2.51%(3)

Ratio of net investment income (loss) to
 average net assets                                  -0.07%(3)       0.29%(3)

Portfolio turnover rate                              14.79%         36.81%

(1)  Commencement of operations.

(2)  A capital gain distribution of $0.0033 was paid to shareholders during this period.

(3)  Annualized.

Small Cap Fund

For a Class Y share outstanding throughout each period:

                                                                   For the
                                                   For the      period from
                                                 six months     10/4/99(1)
                                                    ended         through
                                                  12/31/00        6/30/00

Class Y Per-Share Data

Net asset value, beginning of period                $14.71         $10.00

Income (loss) from investment operations:
 Net investment income (loss)                       (0.01)          0.14

  Net realized and unrealized gain (loss)
   on investments                                   (1.97)          4.62

Total from investment operations                    (1.98)          4.76

Less distributions:

  From net investment income                        (0.14)         (0.05)

  From capital gains                                (0.67)         (0.00)(2)

Total distributions                                 (0.81)         (0.05)

Net asset value, end of period                     $11.92         $14.71

Class Y Ratios/Supplemental Data

Total return                                       -13.46%         47.75%

Net assets, end of period (in millions)               $47            $14

Ratio of expenses to average net assets              1.17%(3)       1.15%(3)

Ratio of net investment income to
  average net assets                                 1.27%(3)       1.68%(3)

Portfolio turnover rate                              14.79%         36.81%

(1) Commencement of operations.

(2) A capital gain distribution of $0.0033 was paid to shareholders during this period.

(3) Annualized.

WADDELL & REED ADVISORS FUNDS

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64141

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D. C.  20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

WADDELL & REED ADVISORS FUNDS

You can get more information about the Fund in its --

o  Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the
   Prospectus).

o  Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the
Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about each Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at
http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference
Room in Washington, D.C. You can find out about the operation of the Public
Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file numbers are as follows:
    Waddell & Reed Advisors Small Cap Fund, Inc.: 811-09435

(logo)
WADDELL & REED
Financial Services(R)
Investing. With a plan.

Waddell & Reed, Inc.
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL